Exhibit 99.1

LETTER OF TRANSMITTAL

HUDBAY MINERALS INC.

OFFER TO EXCHANGE ALL OUTSTANDING
9.500% NOTES DUE 2020
ISSUED ON AUGUST 6, 2014 FOR
9.500% NOTES DUE 2020

WHICH HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933

Pursuant to the Prospectus dated April 7, 2015, and the

Amendment No. 1 to the Prospectus dated April 15, 2015

THE EXCHANGE OFFER WILL EXPIRE AT 5:00 p.m., NEW YORK CITY TIME, ON MAY 20, 2015 UNLESS EXTENDED (THE “EXPIRATION DATE”). TENDERS MAY BE WITHDRAWN PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE. WHERE THE EXPIRATION DATE HAS BEEN EXTENDED, TENDERS PURSUANT TO THE EXCHANGE OFFER AS OF THE PREVIOUSLY SCHEDULED EXPIRATION DATE MAY NOT BE WITHDRAWN AFTER THE DATE OF THE PREVIOUSLY SCHEDULED EXPIRATION DATE.

DELIVERY TO:

U.S. Bank, National Association, Exchange Agent

BY HAND, MAIL OR OVERNIGHT COURIER:
U.S. Bank, National Association
c/o U.S. Bank Corporate Trust Services
EP-MN-WS2N

111 Fillmore Avenue East

St. Paul, MN 55107

Attention: Specialized Finance

For Information Call: (800) 934-6802	BY FACSIMILE: (651) 466-7372 (for eligible institutions only) Attention: Specialized Finance	Confirm Receipt of Facsimile by Telephone: (800) 934-6802

Delivery of this Letter of Transmittal to an address other than as set forth above, or transmission of this Letter of Transmittal via facsimile to a number other than as set forth above, will not constitute a valid delivery. Please read the instructions set forth in this Letter of Transmittal carefully before completing any box below.

The undersigned acknowledges that he, she or it has received this Letter of Transmittal (the “Letter”) and the Prospectus, dated April 7, 2015, as it may be amended from time to time, (the “Prospectus”), of HudBay Minerals Inc. (the “Issuer”) relating to its offer to exchange up to US$170,000,000 aggregate principal amount of its 9.500% Notes due 2020 (the “Exchange Notes”), which have been registered under the Securities Act of 1933, as amended (the “Securities Act”), for a like principal amount of its issued and outstanding 9.500% Notes due 2020 issued on August 6, 2014 (the “August 2014 Notes”) by the registered holders thereof (“Holders”).  The August 2014 Notes are fully and unconditionally guaranteed (the “Old Guarantees”), jointly and severally on an unsubordinated unsecured basis, by substantially all of the Company’s existing and future subsidiaries other than unrestricted subsidiaries, including Hudbay’s subsidiaries that own the Rosemont project, and certain excluded subsidiaries, including Hudbay’s subsidiaries that own the Constancia project (collectively, the “Guarantors”), and the Exchange Notes will be fully and unconditionally guaranteed (the “New Guarantees”), jointly and severally, on an unsubordinated unsecured basis by the same Guarantors.  Under the terms and subject to the conditions set forth in the Prospectus and this Letter of Transmittal, the Guarantors are offering to issue the New Guarantees with respect to all Exchange Notes issued in the Exchange Offer in exchange for the Old Guarantees of the August 2014 Notes for which such Exchange Notes are issued in the Exchange Offer therefor. Throughout this Letter of Transmittal, unless the context otherwise requires and whether so expressed or not, references to the “Exchange Offer” include the Guarantors’ offer to exchange the New Guarantees for the Old Guarantees, references to the “Exchange Notes” include the related New Guarantees and references to the “August 2014 Notes” include the Old Guarantees.  The Prospectus and this Letter together constitute the Issuer’s offers to exchange (the “Exchange Offer”) its Exchange Notes for a like principal amount of its August 2014 Notes from the Holders.

As described herein, all August 2014 Notes properly tendered for exchange will either be exchanged for Exchange Notes or will be returned promptly after the termination or withdrawal of the Exchange Offer. For each August 2014 Note accepted for exchange, the Holder of such August 2014 Note will receive an Exchange Note having a principal amount equal to that of, and representing the same indebtedness as that represented by, the surrendered August 2014 Note. The Exchange Notes will accrue interest from the last interest payment date on which interest was paid on the August 2014 Notes or, if no interest has been paid on the August 2014 Notes, from the issue date of the August 2014 Notes. Accordingly, registered Holders of Exchange Notes on the relevant record date for the first interest payment date following the consummation of the Exchange Offer will receive interest accruing from the last interest payment date on which interest was paid or, if no interest has been paid, from the issue date of the August 2014 Notes. August 2014 Notes accepted for exchange will cease to accrue interest from and after the date of consummation of the Exchange Offer. Holders of August 2014 Notes whose August 2014 Notes are accepted for exchange will not receive any payment in respect of accrued interest on such August 2014 Notes otherwise payable on any interest payment date the record date for which occurs on or after consummation of the Exchange Offer.

This Letter is to be completed by a Holder of August 2014 Notes if a tender of August 2014 Notes is to be made by book-entry transfer to the account maintained by the Exchange Agent at The Depository Trust Company (“DTC”) (the “Book-Entry Transfer Facility”) pursuant to the procedures set forth in “Exchange Offer — Terms of the Exchange Offer — Book-Entry Transfer” section of the Prospectus. Holders of August 2014 Notes who are unable to deliver confirmation of the book-entry tender of their August 2014 Notes into the Exchange Agent’s account at the Book-Entry Transfer Facility (a “Book-Entry Confirmation”) and all other documents required by this Letter to the Exchange Agent on or prior to the Expiration Date, must tender their August 2014 Notes according to the guaranteed delivery procedures set forth in “Exchange Offer—Terms of the Exchange Offer—Guaranteed Delivery Procedures” section of the Prospectus. See Instruction 1. Delivery of documents to the Book-Entry Transfer Facility does not constitute delivery to the Exchange Agent.

List below the August 2014 Notes to which this Letter relates. If the space provided below is inadequate, the principal amount of August 2014 Notes should be listed on a separate signed schedule affixed hereto.

DESCRIPTION OF AUGUST 2014 NOTES

(1)	(2)	(3)

Name(s) and Address(es) of Registered
Holder(s) of August 2014 Notes, Exactly as
the Name of the Participant Appears on
the Book-Entry Transfer Facility’
Security Position Listing
(Please fill in, if blank)

	Aggregate Principal Amount	Principal Amount of August 2014 Note(s) Tendered*

	TOTAL

*                 Unless otherwise indicated in this column, a holder will be deemed to have tendered ALL of the August 2014 Notes represented by the August 2014 Notes indicated in column 2. August 2014 Notes tendered hereby must be in denominations of principal amount of US$2,000 and any integral multiple of US$1,000 in excess thereof. See Instruction 1.

☐            CHECK HERE IF TENDERED AUGUST 2014 NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING:

Name of Tendering Institution:

Account Number:

Transaction Code Number:

BY CREDITING THE AUGUST 2014 NOTES TO THE EXCHANGE AGENT’S ACCOUNT WITH THE BOOK-ENTRY TRANSFER FACILITY’S ATOP AND BY COMPLYING WITH THE APPLICABLE ATOP PROCEDURES WITH RESPECT TO THE EXCHANGE OFFER, THE HOLDER OF THE AUGUST 2014 NOTES ACKNOWLEDGES AND AGREES TO BE BOUND BY THE TERMS OF THIS LETTER OF TRANSMITTAL AND CONFIRMS ON BEHALF OF ITSELF AND THE BENEFICIAL OWNER OF SUCH AUGUST 2014 NOTES ALL PROVISIONS OF THIS LETTER OF TRANSMITTAL APPLICABLE TO IT AND SUCH BENEFICIAL OWNERS AS FULLY AS IF SUCH BENEFICIAL OWNERS HAD COMPLETED THE INFORMATION REQUIRED HEREIN AND EXECUTED AND TRANSMITTED THIS LETTER OF TRANSMITTAL.

☐            CHECK HERE IF TENDERED AUGUST 2014 NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING:

Name(s) of Registered Holder(s):

Window Ticket Number (if any):

Date of Execution of Notice of Guaranteed Delivery:

Name of Institution That Guaranteed Delivery:

Account Number:

Transaction Code Number:

☐            CHECK HERE IF YOU ARE A BROKER-DEALER ENTITLED, PURSUANT TO THE TERMS OF THE EXCHANGE AND REGISTRATION RIGHTS AGREEMENT REFERRED TO IN THE PROSPECTUS, TO RECEIVE, AND WISH TO RECEIVE, 10 ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO WITHIN 180 DAYS AFTER THE EXPIRATION DATE.

Name:

Address:

IF THE UNDERSIGNED IS NOT A BROKER-DEALER, THE UNDERSIGNED REPRESENTS THAT IT IS NOT PARTICIPATING IN, AND DOES NOT INTEND TO PARTICIPATE IN, A DISTRIBUTION OF EXCHANGE NOTES. IF THE UNDERSIGNED IS A BROKER-DEALER THAT WILL RECEIVE EXCHANGE NOTES FOR ITS OWN ACCOUNT IN EXCHANGE FOR AUGUST 2014 NOTES THAT WERE ACQUIRED AS A RESULT OF MARKET-MAKING ACTIVITIES OR OTHER TRADING ACTIVITIES, IT ACKNOWLEDGES AND REPRESENTS THAT IT WILL DELIVER A PROSPECTUS MEETING THE REQUIREMENTS OF THE SECURITIES ACT, IN CONNECTION WITH ANY RESALE OF SUCH EXCHANGE NOTES; HOWEVER, BY SO ACKNOWLEDGING AND REPRESENTING AND BY DELIVERING SUCH A PROSPECTUS THE UNDERSIGNED WILL NOT BE DEEMED TO ADMIT THAT IT IS AN “UNDERWRITER” WITHIN THE MEANING OF THE SECURITIES ACT. IF THE UNDERSIGNED IS A BROKER-DEALER THAT WILL RECEIVE EXCHANGE NOTES, IT REPRESENTS THAT THE AUGUST 2014 NOTES TO BE EXCHANGED FOR THE EXCHANGE NOTES WERE ACQUIRED AS A RESULT OF MARKET-MAKING ACTIVITIES OR OTHER TRADING ACTIVITIES. IN ADDITION, SUCH BROKER-DEALER REPRESENTS THAT IT IS NOT ACTING ON BEHALF OF ANY PERSON WHO COULD NOT TRUTHFULLY MAKE THE FOREGOING REPRESENTATIONS.

PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

Upon the terms and subject to the conditions of the Exchange Offer, the undersigned hereby tenders to the Issuer the aggregate principal amount of August 2014 Notes indicated above. Subject to, and effective upon, the acceptance for exchange of the August 2014 Notes tendered hereby, the undersigned hereby sells, assigns and transfers to, or upon the order of, the Issuer all right, title and interest in and to such August 2014 Notes as are being tendered hereby.

The undersigned hereby irrevocably constitutes and appoints the Exchange Agent as the undersigned’s true and lawful agent and attorney-in-fact with respect to such tendered August 2014 Notes, with full power of substitution, among other things, to cause the August 2014 Notes to be assigned, transferred and exchanged.

The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the August 2014 Notes, and to acquire Exchange Notes issuable upon the exchange of such tendered August 2014 Notes, and that, when such August 2014 Notes are accepted for exchange, the Issuer will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim when the same are accepted by the Issuer. The undersigned hereby further represents and warrants that any Exchange Notes acquired in exchange for August 2014 Notes tendered hereby will have been acquired in the ordinary course of business of the person receiving such Exchange Notes, whether or not such person is the undersigned, that neither the Holder of such August 2014 Notes nor any such other person is participating in, intends to participate in or has an arrangement or understanding with any person to participate in the distribution (within the meaning of the Securities Act) of August 2014 Notes or Exchange Notes, that neither the Holder of such August 2014 Notes nor any such other person is an “affiliate,” as defined in Rule 405 under the Securities Act, of the Issuer and that neither the Holder of such August 2014 Notes nor such other person is acting on behalf of any person who could not truthfully make the foregoing representations and warranties.

The undersigned acknowledges that this Exchange Offer is being made in reliance on interpretations by the staff of the Securities and Exchange Commission (the “SEC”), as set forth in no-action letters issued to third parties, that the Exchange Notes issued pursuant to the Exchange Offer in exchange for the August 2014 Notes may be offered for resale, resold and otherwise transferred by Holders thereof (other than any such Holder that is a broker-dealer or an “affiliate” of the Issuer within the meaning of Rule 405 under the Securities Act), without compliance with the registration and prospectus delivery provisions of the Securities Act, provided that such Exchange Notes are acquired in the ordinary course of such Holder’s business, at the time of commencement of the Exchange Offer such Holder has no arrangement or understanding with any person to participate in a distribution of such Exchange Notes, and such Holder is not engaged in, and does not intend to engage in, a distribution of such Exchange Notes. However, the SEC has not considered the Exchange Offer in the context of a no-action letter and there can be no assurance that the staff of the SEC would make a similar determination with respect to the Exchange Offer as in other circumstances. If the undersigned is not a broker-dealer, the undersigned represents that it is not engaged in, and does not intend to engage in, a distribution of Exchange Notes and has no arrangement or understanding to participate in a distribution of Exchange Notes. If the undersigned is a broker-dealer that will receive Exchange Notes for its own account in exchange for August 2014 Notes, it represents that the August 2014 Notes to be exchanged for the Exchange Notes were acquired by it as a result of market-making activities or other trading activities and acknowledges that it will deliver a prospectus meeting the requirements of the Securities Act in connection with any resale of such Exchange Notes; however, by so acknowledging and by delivering a prospectus meeting the requirements of the Securities Act, the undersigned will not be deemed to admit that it is an “underwriter” within the meaning of the Securities Act.

The SEC has taken the position that such broker-dealers may fulfill their prospectus delivery requirements with respect to the Exchange Notes (other than a resale of Exchange Notes received in exchange for an unsold allotment from the original sale of the August 2014 Notes) with the Prospectus. The Prospectus, as it may be amended or supplemented from time to time, may be used by certain broker-dealers (as specified in the Registration Rights Agreement referenced in the Prospectus) (“Participating Broker-Dealers”) for a period of time, starting on the Expiration Date and ending on the earlier of the close of business 180 days after the Expiration Date in connection with the sale or transfer of such Exchange Notes or such time as such Participating Broker-Dealers no longer own any August 2014 Notes, other than August 2014 Notes acquired from the Issuer. The Issuer has agreed that, for such period of time, it will make the Prospectus (as it may be amended or supplemented) available to such a broker-dealer which elects to exchange August 2014 Notes, acquired for its own account as a result of market making or other trading activities, for Exchange Notes pursuant to the Exchange Offer for use in connection with any resale of such Exchange Notes. By accepting the Exchange Offer, each broker-dealer that receives Exchange Notes pursuant to the Exchange Offer acknowledges and agrees to notify the Issuer prior to using the Prospectus in connection with the sale or transfer of Exchange Notes and that, upon receipt of notice from the Issuer of the happening of any event which makes any statement in the Prospectus untrue in any material respect or which requires the making of any changes in the Prospectus in order to make the statements therein (in light of the circumstances under which they were made) not misleading, such broker-dealer will suspend use of the Prospectus until (i) the Issuer has amended or supplemented the Prospectus to correct such misstatement or omission and (ii) the Issuer has furnished copies of the amended or supplemented Prospectus to such broker-dealer or, if the Issuer has not otherwise agreed to furnish such copies and declines to do so after such broker-dealer so requests, such broker-dealer has obtained a copy of such amended or supplemented Prospectus as filed with the SEC. Except as described above, the Prospectus may not be used for or in connection with an offer to resell, a resale or any other retransfer of Exchange Notes. A broker-dealer that acquired August 2014 Notes in a transaction other than as part of its market-making activities or other trading activities will not be able to participate in the Exchange Offer.

The undersigned will, upon request, execute and deliver any additional documents deemed by the Issuer to be necessary or desirable to complete the sale, assignment and transfer of the August 2014 Notes tendered hereby. All authority conferred or agreed to be conferred in this Letter and every obligation of the undersigned hereunder shall be binding upon the successors, assigns, heirs, executors, administrators, trustees in bankruptcy and legal representatives of the undersigned and shall not be affected by, and shall survive, the death or incapacity of the undersigned. This tender may be withdrawn only in accordance with the procedures set forth in “Exchange Offer—Terms of the Exchange Offer—Withdrawal of Tenders” section of the Prospectus.

Unless otherwise indicated herein in the box entitled “Special Issuance Instructions” below, please credit the account indicated above maintained at the Book-Entry Transfer Facility.

THE UNDERSIGNED, BY COMPLETING THE BOX ENTITLED “DESCRIPTION OF AUGUST 2014 NOTES” ABOVE AND SIGNING THIS LETTER, WILL BE DEEMED TO HAVE TENDERED THE AUGUST 2014 NOTES AS SET FORTH IN SUCH BOX ABOVE.

PLEASE READ THIS ENTIRE LETTER OF TRANSMITTAL CAREFULLY BEFORE COMPLETING ANY BOX ABOVE.

PLEASE SIGN HERE
(TO BE COMPLETED BY ALL TENDERING HOLDERS)

SIGNATURE(S) OF OWNER	DATE

Area Code and Telephone Number

If a Holder is tendering an August 2014 Note, this Letter must be signed by the registered Holder(s) as the name(s) appear(s) on the certificate(s) for the August 2014 Note or by any person(s) authorized to become registered Holder(s) by endorsements and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, officer or other person acting in a fiduciary or representative capacity, please set forth full title. See Instruction 2.

Name(s):
(PLEASE TYPE OR PRINT)

Capacity:

Address:

SIGNATURE GUARANTEE (IF REQUIRED BY INSTRUCTION 2) SIGNATURE(S) GUARANTEED BY AN ELIGIBLE INSTITUTION:

(AUTHORIZED SIGNATURE)

(TITLE)

(NAME AND FIRM)

DATED:
(PLEASE COMPLETE ACCOMPANYING FORM W-9.)

SPECIAL ISSUANCE INSTRUCTIONS
(See Instructions 2, 3 And 4)

To be completed ONLY if August 2014 Notes delivered by book-entry transfer which are not accepted for exchange are to be returned by credit to an account maintained at the Book-Entry Transfer Facility other than the account indicated above.

Issue: Exchange Notes and/or August 2014 Notes to:
(Please Type or Print)

Names(s) and Taxpayer Identification or Social Security Number(s):

(Please Type or Print)

Address:

(Zip Code)
(Complete Form W-9)

☐            Credit unexchanged August 2014 Notes delivered by book-entry transfer to the Book-Entry Transfer Facility account set forth below:

(Book-Entry Transfer Facility Account Number, if Applicable)

IMPORTANT: UNLESS GUARANTEED DELIVERY PROCEDURES ARE COMPLIED WITH, THIS LETTER OR A FACSIMILE HEREOF (TOGETHER WITH A BOOK-ENTRY CONFIRMATION AND ALL OTHER REQUIRED DOCUMENTS) MUST BE RECEIVED BY THE EXCHANGE AGENT PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE.

INSTRUCTIONS FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER TO EXCHANGE ANY AND ALL OUTSTANDING 9.500% NOTES DUE 2020, ISSUED ON AUGUST 6, 2014, OF HUDBAY MINERALS INC. FOR 9.500% NOTES DUE 2020 OF HUDBAY MINERALS INC. THAT HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

1.              Delivery of this Letter and notes; guaranteed delivery procedures. This Letter is to be completed by Holders of August 2014 Notes if tenders are to be made pursuant to the procedures for delivery by book-entry transfer set forth in the “Exchange Offer — Terms of the Exchange Offer — Book-Entry Transfer” section of the Prospectus. Book-Entry Confirmation, as well as a properly completed and duly executed Letter (or manually signed facsimile hereof) and any other documents required by this Letter, must be received by the Exchange Agent at the address set forth herein on or prior to the Expiration Date, or the tendering Holder must comply with the guaranteed delivery procedures set forth below. August 2014 Notes tendered hereby must be in denominations of principal amount of US$2,000 and any integral multiple of US$1,000 in excess thereof.

Holders who cannot complete the procedure for book-entry transfer on a timely basis may tender their August 2014 Notes pursuant to the guaranteed delivery procedures set forth in the “Exchange Offer — Terms of the Exchange Offer — Guaranteed Delivery Procedures” section of the Prospectus. Pursuant to such procedures, (i) such tender must be made through an Eligible Institution (as defined herein), (ii) prior to 5:00 p.m., New York City time, on the Expiration Date, the Exchange Agent must receive from such Eligible Institution a properly completed and duly executed Letter (or a facsimile thereof) and Notice of Guaranteed Delivery, substantially in the form provided by the Issuer (by facsimile transmission, mail or hand delivery), setting forth the name and address of the Holder of August 2014 Notes and the amount of August 2014 Notes tendered, stating that the tender is being made thereby and guaranteeing that within three New York Stock Exchange (“NYSE”) trading days after the date of execution of the Notice of Guaranteed Delivery a Book-Entry Confirmation and any other documents required by this Letter will be deposited by the Eligible Institution with the Exchange Agent, and (iii) a Book-Entry Confirmation and all other documents required by this Letter, are received by the Exchange Agent within three NYSE trading days after the date of execution of the Notice of Guaranteed Delivery.

The method of delivery of this Letter and all or any other required documents is at the election and risk of the tendering Holders, but the delivery will be deemed made only when actually received or confirmed by the Exchange Agent. If this Letter and all other required documents are sent by mail, it is suggested that the mailing be registered mail, properly insured, with return receipt requested, made sufficiently in advance of the Expiration Date to permit delivery to the Exchange Agent prior to 5:00 p.m., New York City time, on the Expiration Date. See the “Exchange Offer — Terms of the Exchange Offer” section of the Prospectus.

2.              Signatures on this Letter; bond powers; guarantee of signatures.  If this Letter is signed by a participant in the Book-Entry Facility, the signature must correspond exactly with the name as it appears on the security position listing the Holders of the August 2014 Notes.

If any tendered August 2014 Notes are owned of record by two or more joint owners, all of such owners must sign this Letter.

If this Letter is signed by registered Holder(s) of the August 2014 Notes specified herein and tendered thereby, no separate bond powers are required unless the Exchange Notes are to be issued, or untendered August 2014 Notes are to be reissued, to a person other than the registered Holder. Signatures on such bond power(s) must be guaranteed by an Eligible Institution.

If this Letter or any bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and, unless waived by the Issuer, proper evidence satisfactory to the Issuer of their authority to so act must be submitted.

SIGNATURES ON BOND POWERS REQUIRED BY THIS INSTRUCTION 2 MUST BE GUARANTEED BY A FIRM WHICH IS A BANK, BROKER, DEALER, CREDIT UNION, SAVINGS ASSOCIATION OR OTHER ENTITY WHICH IS A MEMBER IN GOOD STANDING OF A RECOGNIZED MEDALLION PROGRAM APPROVED BY THE SECURITIES TRANSFER ASSOCIATION INC., INCLUDING THE SECURITIES TRANSFER AGENTS MEDALLION PROGRAM (“STAMP”), THE STOCK EXCHANGE MEDALLION PROGRAM (“SEMP”) AND THE NEW YORK STOCK EXCHANGE MEDALLION SIGNATURE PROGRAM (“MSP”), OR ANY OTHER “ELIGIBLE GUARANTOR INSTITUTION” (AS DEFINED IN RULE 17AD-15 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED) (EACH OF THE FOREGOING, AN “ELIGIBLE INSTITUTION”)

SIGNATURES ON THIS LETTER NEED NOT BE GUARANTEED BY AN ELIGIBLE INSTITUTION, PROVIDED THE AUGUST 2014 NOTES ARE TENDERED: (I) BY A REGISTERED HOLDER OF AUGUST 2014 NOTES (WHICH TERM, FOR PURPOSES OF THE EXCHANGE OFFER, INCLUDES ANY PARTICIPANT IN THE BOOK-ENTRY TRANSFER FACILITY SYSTEM WHOSE NAME APPEARS ON A SECURITY POSITION LISTING AS THE HOLDER OF SUCH AUGUST 2014 NOTES) WHO HAS NOT COMPLETED THE BOX ENTITLED “SPECIAL ISSUANCE INSTRUCTIONS” IN THIS LETTER, OR (II) FOR THE ACCOUNT OF AN ELIGIBLE INSTITUTION.

3.              Special issuance instructions. Holders tendering August 2014 Notes by book-entry transfer may request that August 2014 Notes not exchanged be credited to such account maintained at the Book-Entry Transfer Facility as such Holder may designate herein.

4.              Taxpayer identification number; backup withholding; Substitute Form W-9. U.S. federal income tax law generally requires a tendering Holder whose August 2014 Notes are accepted for exchange to provide the Company (as payor), or the Paying Agent designated by the Company to act on its behalf, with such Holder’s correct Taxpayer Identification Number (“TIN”) on the Substitute Form W-9 attached hereto, which in the case of a tendering Holder who is an individual, is his or her Social Security number. If the Company is not provided with the correct TIN or an adequate basis for an exemption from backup withholding, such tendering Holder may be subject to a US$50 penalty imposed by the Internal Revenue Service (the “IRS”). In addition, delivery to such tendering Holder of Exchange Notes may result in backup withholding, currently at the rate of 28%, on all reportable payments made after the exchange. If withholding results in an overpayment of taxes, the Holder may obtain a refund from the IRS, provided that the Holder furnishes required information to the IRS on a timely basis.

To prevent backup withholding, each tendering Holder of August 2014 Notes that is a U.S. person (including a U.S. resident alien) must provide its correct TIN by completing the Substitute Form W-9 attached hereto, certifying, under penalties of perjury, that (1) the TIN provided is correct (or that such Holder is awaiting a TIN), (2) the Holder is not subject to backup withholding because (a) the Holder is exempt from backup withholding, or (b) the Holder has not been notified by the IRS that such Holder is subject to backup withholding as a result of a failure to report all interest or dividends or (c) the IRS has notified the Holder that such Holder is no longer subject to backup withholding, and (3) such Holder is a U.S. citizen or other U.S. person. If the tendering Holder of August 2014 Notes is not a U.S. person, such Holder must give the Exchange Agent a completed Form W-8 BEN or other appropriate IRS Form W-8. See the enclosed “Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9” for additional instructions.

Exempt Holders of August 2014 Notes (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements but must complete the Substitute Form W-9 or the appropriate IRS Form W-8, as applicable. See the enclosed “Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9” for additional instructions.

If such Holder does not have a TIN, such Holder should consult the enclosed “Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9” for instructions on applying for a TIN, and write “applied for” in the space for the TIN. Note: Writing “applied for” on the Substitute Form W-9 means that such Holder has already applied for a TIN or that such Holder intends to apply for one in the near future. If a Holder writes “applied for” in the space for the TIN, the Exchange Agent will retain 28% of reportable payments made to a Holder during the sixty (60) day period following the date of the Substitute Form W-9. If the Holder furnishes the Exchange Agent with his or her TIN within sixty (60) days of the date of the Substitute Form W-9, the Exchange Agent will remit such amounts retained during such sixty (60) day period to such Holder and no further amounts will be retained or withheld from payments made to the Holder thereafter. If, however, such Holder does not provide its TIN to the Exchange Agent within such sixty (60) day period, the Exchange Agent will remit such previously withheld amounts to the IRS as backup withholding and will withhold 28% of all reportable payments to the Holder thereafter until such Holder furnishes its TIN to the Exchange Agent. If the August 2014 Notes are in more than one name or are not in the name of the actual owner, such Holder should consult the enclosed “Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9” for information on which TIN to report.

FAILURE TO COMPLETE THE SUBSTITUTE FORM W-9, IRS FORM W-8BEN OR ANOTHER APPROPRIATE FORM MAY RESULT IN BACKUP WITHHOLDING OF 28% ON ANY PAYMENTS MADE TO YOU PURSUANT TO THE EXCHANGE OFFER.

5.              Transfer taxes. The Issuer will pay all transfer taxes, if any, applicable to the transfer of August 2014 Notes to it or its order pursuant to the Exchange Offer. If, however, Exchange Notes and/or substitute August 2014 Notes not exchanged are to be delivered to, or are to be registered or issued in the name of, any person other than the registered Holder of the August 2014 Notes tendered hereby, or if tendered August 2014 Notes are registered in the name of any person other than the person signing this Letter, or if a transfer tax is imposed for any reason other than the transfer of Initial

Notes to the Issuer or its order pursuant to the Exchange Offer, the amount of any such transfer taxes (whether imposed on the registered Holder or any other persons) will be payable by the tendering Holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted herewith, the amount of such transfer taxes will be billed directly to such tendering Holder.

Except as provided in this instruction 5, it will not be necessary for transfer tax stamps to be affixed to the August 2014 Notes specified in this Letter.

6.              Waiver of conditions. The Issuer reserves the absolute right to waive satisfaction of any or all conditions enumerated in the Prospectus.

7.             No conditional tenders. No alternative, conditional, irregular or contingent tenders will be accepted. All tendering Holders of August 2014 Notes, by execution of this Letter, shall waive any right to receive notice of the acceptance of their August 2014 Notes for exchange.

None of the Issuer, the Exchange Agent nor any other person is obligated to give notice of any defect or irregularity with respect to any tender of August 2014 Notes nor shall any of them incur any liability for failure to give any such notice.

8.              Withdrawal rights. Tenders of August 2014 Notes may be withdrawn at any time prior to 5:00 p.m., New York City time, on the Expiration Date.

For a withdrawal of a tender of August 2014 Notes to be effective, a written notice of withdrawal must be received by the Exchange Agent at the address set forth above prior to 5:00 p.m., New York City time, on the Expiration Date. Any such notice of withdrawal must (i) specify the name of the person having tendered the August 2014 Notes to be withdrawn (the “Depositor”), (ii) identify the August 2014 Notes to be withdrawn (including the principal amount of such August 2014 Notes), (iii)specify the number of the account at the Book-Entry Transfer Facility from which the August 2014 Notes were tendered and specify the name and number of the account at the Book-Entry Transfer Facility to be credited with the withdrawn August 2014 Notes and otherwise comply with the procedures of such facility, (iv) contain a statement that such Holder is withdrawing its election to have such August 2014 Notes exchanged, (v) be signed by the Holder in the same manner as the original signature on the Letter by which such August 2014 Notes were tendered (including any required signature guarantees) or be accompanied by documents of transfer to have the Trustee with respect to the August 2014 Notes register the transfer of such August 2014 Notes in the name of the person withdrawing the tender and (vi) specify the name in which such August 2014 Notes are registered, if different from that of the Depositor. All questions as to the validity, form and eligibility (including time of receipt) of such notices will be determined by the Issuer, whose determination shall be final and binding on all parties. Any August 2014 Notes so withdrawn will be deemed not to have been validly tendered for exchange for purposes of the Exchange Offer and no Exchange Notes will be issued with respect thereto unless the August 2014 Notes so withdrawn are validly retendered. Any August 2014 Notes that have been tendered for exchange but which are not exchanged for any reason (including the termination or withdrawal of the Exchange Offer) will be returned to the tendering Holder thereof without cost to such Holder by being credited to an account maintained with the Book-Entry Transfer Facility for the August 2014 Notes promptly after withdrawal, rejection of tender or termination of the Exchange Offer. Properly withdrawn August 2014 Notes may be retendered by following the procedures described above at any time on or prior to 5:00 p.m., New York City time, on the Expiration Date.

9.              Requests for assistance or additional copies. Questions relating to the procedure for tendering, as well as requests for additional copies of the Prospectus and this Letter, and requests for Notices of Guaranteed Delivery and other related documents may be directed to the Exchange Agent, at the address and telephone number indicated above.

IMPORTANT: THIS LETTER OF TRANSMITTAL (OR A FACSIMILE THEREOF, IF APPLICABLE), OR AN AGENT’S MESSAGE TO THE BOOK-ENTRY TRANSFER FACILITY TOGETHER WITH CONFIRMATION OF BOOK-ENTRY AND ALL OTHER REQUIRED DOCUMENTS, MUST BE RECEIVED BY THE EXCHANGE AGENT PRIOR TO 5:00 P.M. NEW YORK CITY TIME, ON THE EXPIRATION DATE.

SUBSTITUTE

Form W-9

Department of the Treasury

Internal Revenue Service

Payer’s Request for Taxpayer

Identification Number (“TIN”) and Certification

Name (as shown on your income tax return)

Business Name, if different from above

Check appropriate box:

☐ Individual/Sole proprietor ☐C Corporation ☐S Corporation ☐ Partnership ☐ Trust/estate

☐ Limited Liability Company. Enter the tax classification (C =C corporation, S=S corporation, P = partnership).

☐ Other

Address

City, state, and ZIP code

Part 1 — Taxpayer Identification Number — Please provide your TIN in the box at right and certify by signing and dating below. If awaiting TIN, write “Applied For.”	Social Security Number
OR

Employer Identification Number

PART 2 — For Payees Exempt from Backup Withholding — Check the box if you are NOT subject to backup withholding ☐

PART 3 — Certification — Under penalties of perjury, I certify that:

(1)  The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me), and

(2)  I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding, and

(3)  I am a U.S. citizen or a U.S. person (defined below).

Certification Instructions. — You must cross out item 2 above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return.  However, if after being notified by the IRS stating that you were subject to backup withholding you received another notification from the IRS stating you are no longer subject to backup withholding, do not cross out item 2.

The Internal Revenue Service does not require your consent to any provision of this document other than the certifications required to avoid backup withholding.

SIGNATURE	DATE

NOTE: FAILURE TO COMPLETE THIS SUBSTITUTE FORM W-9, IRS FORM W-8BEN OR ANOTHER APPROPRIATE FORM MAY RESULT IN BACKUP WITHHOLDING OF 28% ON ANY PAYMENTS MADE TO YOU PURSUANT TO THE EXCHANGE NOTES.  IN ADDITION, FAILURE TO PROVIDE SUCH INFORMATION MAY RESULT IN A PENALTY IMPOSED BY THE INTERNAL REVENUE SERVICE.  PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF YOUR TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

YOU MUST COMPLETE THE FOLLOWING CERTIFICATION IF YOU WROTE “APPLIED FOR” IN THE APPROPRIATE LINE IN PART 1 OF THE SUBSTITUTE FORM W-9.

CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (1) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office, or (2) I intend to mail or deliver an application in the near future.  I understand that if I do not provide a taxpayer identification number by the time of payment, 28% of all reportable payments made to me will be withheld.

Signature	Date	, 2015

GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
NUMBER ON SUBSTITUTE FORM W-9

Guidelines For Determining the Proper Identification Number to Give the Payer — Social Security Numbers (“SSNs”) have nine digits separated by two hyphens:  i.e., 000-00-0000.  Employer Identification Numbers (“EINs”) have nine digits separated by only one hyphen: i.e., 00-0000000.  The table below will help determine the number to give the payer. All “section” references are to the Internal Revenue Code of 1986, as amended.

For this type of account:	GIVE THE NAME AND SOCIAL SECURITY NUMBER or EMPLOYER IDENTIFICATION NUMBER of —	For this type of account:	GIVE THE NAME AND EMPLOYER IDENTIFICATION NUMBER of —

1. Individual	The individual	8. A valid trust, estate, or pension trust	Legal entity (4)

2. Two or more individuals (joint account)	The actual owner of the account or, if combined funds, the first individual on the account (1)	9. Corporation or LLC electing corporate status on Form 8832	The corporation

3. Custodian account of a minor (Uniform Gift to Minors Act)	The minor (2)	10. Association, club, religious, charitable, educational or other tax-exempt organization	The organization

4. a. The usual revocable savings trust (grantor is also trustee) b. So-called trust account that is not a legal or valid trust under state law	The grantor-trustee (1) The actual owner (1)	11. Partnership or multi-member LLC	The partnership or LLC

5. Sole proprietorship or single-owner LLC	The owner (3)	12. A broker or registered nominee	The broker or nominee

6. Grantor trust filing under Optional Form 1099 Filing Method 1 (see Regulation section 1.671-4(b)(2)(i)(A)	The grantor (5)	13. Account with the Department of Agriculture in the name of a public entity (such as a state or local government, school district, or prison) that receives agricultural program payments	The public entity

7. Disregarded entity not owned by an individual	The owner	14. Grantor trust filing under the Form 1041 Filing Method or the Optional Form 1099 Filing Method 2 (see Regulation section 1.671-4(b)(2)(i)(A)	The trust

(1)         List first and circle the name of the person whose SSN you furnish.  If only one person on a joint account has an SSN, that person’s number must be furnished.

(2)         Circle the minor’s name and furnish the minor’s SSN.

(3)         You must show your individual name and you may also enter your business or “doing business as” name.  You may use either your SSN or EIN (if you have one).  If you are a sole proprietor, the IRS encourages you to use your SSN.

(4)         List first and circle the name of the legal trust, estate or pension trust (do not furnish the Taxpayer Identification Number of the personal representative or trustee unless the legal entity itself is not designated in the account title).

(5)         Grantor must also provide a Form W-9 to trustee of trust.

NOTE:                                  If no name is circled when more than one name is listed, the number will be considered to be that of the first name listed.

Purpose of Form

A person who is required to file an information return with the IRS must get your correct TIN to report, for example, income paid to you, real estate transactions, mortgage interest you paid, acquisition or abandonment of secured property, cancellation of debt, or contributions you made to an individual retirement account.  Use Substitute Form W-9 only if you are a U.S. person (including a resident alien), to give your correct TIN to the requester (the person requesting your TIN) and, when applicable, (1) to certify the TIN you are giving is correct (or you are waiting for a number to be issued), (2) to certify you are not subject to backup withholding, or (3) to claim exemption from backup withholding if you are a exempt payee.  The TIN provided must match the name given on the Substitute Form W-9.  For federal tax purposes, you are considered a U.S. person if you are: (1) an individual who is a U.S. citizen or U.S. resident alien, (2) a partnership, corporation, company, or association created or organized in the United States or under the laws of the United States, (3) an estate (other than a foreign estate), or (4) a domestic trust (as defined in Treasury Regulations section 301.7701-7).

How to Get a TIN

If you do not have a TIN, apply for one immediately.  To apply for an SSN, obtain Form SS-5, Application for a Social Security Card, at the local office of the Social Security Administration or get this form on-line at www.ssa.gov/online/ss-5.pdf.  You may also get this form by calling 1-800-772-1213.  You can apply for an EIN online by accessing the IRS website at www.irs.gov/businesses and clicking on Employer ID Numbers under Related Topics.  Use Form W-7, Application for IRS Individual Taxpayer Identification Number, to apply for an ITIN, or Form SS-4, Application for Employer Identification Number, to apply for an EIN.  You can get Forms W-7 and SS-4 from the IRS by calling 1-800-TAX-FORM (1-800-829-3676) or from the IRS web site at www.irs.gov.

If you do not have a TIN, write “Applied For”  in Part 1, sign and date the form, and give it to the payer.  For interest and dividend payments and certain payments made with respect to readily tradable instruments, you will generally have 60 days to get a TIN and give it to the payer.  If the payer does not receive your TIN within 60 days, backup withholding, if applicable, will begin and continue until you furnish your TIN.

Note: Writing “Applied For” on the form means that you have already applied for a TIN OR that you intend to apply for one soon.  As soon as you receive your TIN, complete another Form W-9, include your TIN, sign and date the form, and give it to the payer.

CAUTION: Disregarded entity. Enter the owner’s name on the “Name” line. The name of the entity entered on the “Name” line should never be a disregarded entity. The name on the “Name” line must be the name shown on the income tax return on which the income will be reported. For example, if a foreign LLC that is treated as a disregarded entity for U.S. federal tax purposes has a domestic owner, the domestic owner’s name is required to be provided on the “Name” line. If the direct owner of the entity is also a disregarded entity, enter the first owner that is not disregarded for federal tax purposes. Enter the disregarded entity’s name on the “Business name” line. If the owner of the disregarded entity is a foreign person, you must complete an appropriate Form W-8.

Payees Exempt from Backup Withholding

Individuals (including sole proprietors) are NOT exempt from backup withholding.  Corporations are exempt from backup withholding for certain payments, such as interest and dividends.

Note: If you are exempt from backup withholding, you should still complete Substitute Form W-9 to avoid possible erroneous backup withholding.  If you are exempt, enter your correct TIN in Part 1, check the “Exempt” box in Part 2, and sign and date the form.  If you are a nonresident alien or a foreign entity not subject to backup withholding, give the requester the appropriate completed Form W-8, Certificate of Foreign Status.

The following is a list of payees that may be exempt from backup withholding and for which no information reporting is required.  For interest and dividends, all listed payees are exempt except for those listed in item (9).  For broker transactions, payees listed in (1) through (5) and (7) through (13), C corporations and any person registered under the Investment Advisers Act of 1940 who regularly acts as a broker are exempt.  Payments subject to reporting under sections 6041 and 6041A are generally exempt from backup withholding only if made to payees described in items (1) through (7).  However, the following payments made to a corporation (including gross proceeds paid to an attorney under section 6045(f), even if the attorney is a corporation) and reportable on Form 1099-MISC are not exempt from backup withholding: (i) medical and health care payments, (ii) attorneys’ fees, and (iii) payments for services paid by a federal executive agency.  Only payees described in items (1) through (5) are exempt from backup withholding for barter exchange transactions and patronage dividends.

(1)                                 An organization exempt from tax under section 501(a), or an individual retirement plan (“IRA”), or a custodial account under section 403(b)(7), if the account satisfies the requirements of section 401(f)(2).

(2)                                 The United States or any of its agencies or instrumentalities.

(3)                                 A state, the District of Columbia, a possession of the United States, or any of their subdivisions or instrumentalities.

(4)                                 A foreign government, a political subdivision of a foreign government, or any of their agencies or instrumentalities.

(5)                                 An international organization or any of its agencies or instrumentalities.

(6)                                 A corporation.

(7)                                 A foreign central bank of issue.

(8)                                 A dealer in securities or commodities registered in the United States, the District of Columbia, or a possession of the United States.

(9)                                 A futures commission merchant registered with the Commodity Futures Trading Commission.

(10)                          A real estate investment trust.

(11)                          An entity registered at all times during the tax year under the Investment Company Act of 1940.

(12)                          A common trust fund operated by a bank under section 584(a).

(13)                          A financial institution.

(14)                          A middleman known in the investment community as a nominee or custodian.

(15)                          An exempt charitable remainder trust, or a non-exempt trust described in section 4947.

Exempt payees described above should file Form W-9 to avoid possible erroneous backup withholding.  FILE THIS FORM WITH THE PAYER, FURNISH YOUR TAXPAYER IDENTIFICATION NUMBER, CHECK THE “EXEMPT” BOX IN PART 2 ON THE FACE OF THE FORM IN THE SPACE PROVIDED, SIGN AND DATE THE FORM AND RETURN IT TO THE PAYER.

Certain payments that are not subject to information reporting are also not subject to backup withholding. For details, see sections 6041, 6041A, 6042, 6044, 6045, 6049, 6050A and 6050N, and their regulations.

Privacy Act Notice. Section 6109 requires you to give your correct TIN to persons who must file information returns with the IRS to report interest, dividends, and certain other income paid to you, mortgage interest you paid, the acquisition or abandonment of secured property, cancellation of debt, or contributions you made to an IRA or Archer MSA or HSA. The IRS uses the numbers for identification purposes and to help verify the accuracy of your tax return. The IRS may also provide this information to the Department of Justice for civil and criminal litigation and to cities, states, and the District of Columbia to carry out their tax laws. The IRS may also disclose this information to other countries under a tax treaty, or to federal and state agencies to enforce federal nontax criminal laws and to combat terrorism.

You must provide your TIN whether or not you are required to file a tax return. Payers must generally withhold 28% of taxable interest, dividends, and certain other payments to a payee who does not give a TIN to a payer. The penalties described below may also apply.

Penalties

Failure to Furnish TIN. If you fail to furnish your correct TIN to a payer, you are subject to a penalty of US$50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

Civil Penalty for False Information With Respect to Withholding. If you make a false statement with no reasonable basis which results in no imposition of backup withholding, you are subject to a penalty of US$500.

Criminal Penalty for Falsifying Information. Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

Misuse of TINs. If the payer discloses or uses TINs in violation of federal law, the payer may be subject to civil and criminal penalties.

FOR ADDITIONAL INFORMATION, CONTACT YOUR TAX ADVISOR OR THE INTERNAL REVENUE SERVICE.